                                                                   March 6, 2001
Kemper
Important News

                  for Kemper International Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/ Prospectus, here's a brief overview of some matters affecting Kemper International Fund that will be the subject of a shareholder vote.

                                      Q&A
                             QUESTIONS AND ANSWERS
Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q  What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:
 .  the election of your fund's Board of Trustees;
 .  the combination of your fund into Scudder International Fund, a fund with similar investment policies that is also managed by ZSI; and . the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

Q  Why am I voting on my fund's Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. If the proposal to combine your fund with Scudder International Fund is approved by the shareholders, the Board of Scudder International Fund will oversee the operations of the combined fund. You will find information about the members of that fund's board in the fund's statement of additional information, which is available upon request.

Q  What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q Why has the Board recommended that I vote in favor of the proposed combination?

A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:
 .  As part of ZSI's overall restructuring, your fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.
 .  The combined fund would be subject to the investment management fee schedule of Scudder International Fund, which is lower than that of your fund.
 .  The fixed fee rate under the new Administration Agreement for Class A, Class
   B, Class C and Class I shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.
 .  It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.
 . Although your fund agreed to pay the estimated costs of the reorganization allocated to Class A and Class I shares and a portion of the estimated costs of the reorganization allocated to Class B and Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay a portion of the estimated costs of the reorganization allocated to Class B and Class C shares and all of the costs of the reorganization that exceed estimated costs.

Q  How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Scudder International Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down -- depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q  When would the reorganization take place?

A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q  What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors. However, if the reorganization of your fund into Scudder International Fund is approved by a majority of the fund's shareholders, PricewaterhouseCoopers LLP will serve as independent auditors of the combined fund.

Q  Whom should I call for additional information about this Proxy
Statement/Prospectus?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Scudder Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

 /s/ Edmond D. Villani
                                       /s/ Mark S. Casady

 Edmond D. Villani                     Mark S. Casady
 Chief Executive Officer               President
 Zurich Scudder Investments, Inc.      Kemper International Fund

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                           KEMPER INTERNATIONAL FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper International Fund (the "Fund") will be held at the offices of Zu-rich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Fund.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Scudder International Fund,
                  (ii) each shareholder of the Fund would receive shares of Scudder International Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or post-ponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote

FOR any such adjournment those proxies which they are entitled to vote in fa-vor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                            /s/ Maureen E. Kane

                                                                Maureen E. Kane
                                                                      Secretary

    March 6, 2001

 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES..........................................   3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............  11

    SYNOPSIS..............................................................  11

    PRINCIPAL RISK FACTORS................................................  35

    THE PROPOSED TRANSACTION..............................................  36

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  45

ADDITIONAL INFORMATION....................................................  45

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                           KEMPER INTERNATIONAL FUND
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

               by and in exchange for shares of capital stock of
                          SCUDDER INTERNATIONAL FUND,
                             a separate series of
        SCUDDER INTERNATIONAL FUND, INC. (the "Acquiring Corporation")
                                345 Park Avenue
                         New York, New York 10154-0010
                                (800) 728-3337

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per International Fund (the "Fund") in connection with three proposals. Pro-posal 1 describes the election of Trustees and Proposal 3 proposes the ratifi-cation of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder International Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of capital stock of Scudder Inter-national Fund and the assumption by Scudder International Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Scudder International Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder International Fund and will receive shares of Scudder International Fund having an aggregate net asset value as of the close of business on the

                            ----------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

business day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is ex-pected to occur on or about June 18, 2001.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Scudder International Fund, described in more de-tail below. The restructuring program is designed to respond to changing in-dustry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kem-per Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Funds shareholders.

    Scudder International Fund is a diversified series of shares of capital stock of the Acquiring Corporation. The Acquiring Corporation is an open-end management investment company organized as a Maryland corporation. The Fund, which is also diversified, is the only active series of shares of beneficial interest of Kemper International Fund (the "Acquired Trust"), an open-end man-agement investment company organized as a Massachusetts business trust.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Scudder International Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Corporation, on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Scudder International Fund that a prospective investor should know before in-vesting and should be retained for future reference. For a more detailed dis-cussion of the investment objective, policies, restrictions and risks of Scudder International Fund, see Scudder International Fund's prospectus offer-ing Class A, Class B, Class C and Class I shares dated December 29, 2000, as supplemented from time to time, which is included in the materials you re-ceived with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated

March 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and with-out charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Scudder International Fund's statement of additional information relating to Class A, Class B, Class C and Class I shares dated December 29, 2000, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder International Fund at the telephone number or address listed above. A Statement of Additional Information, dated March 6, 2001, containing addi-tional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Scudder International Fund at the telephone number or address listed above. Shareholder inquiries regarding Scudder International Fund may be made by calling (800) 728-3337 and shareholder inquiries regarding the Fund may be made by calling (800) 621-1048. The information contained in this docu-ment concerning each Fund has been provided by, and is included herein in re-liance upon, that Fund.

    The Board of Trustees of the Fund is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 24, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postpone-ments thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Fund. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as de-scribed under Proposal 2, is not approved by shareholders. However, if the Plan is approved, the current Board of Directors of the Acquiring Corporation will oversee the operations of the combined fund (see "Synopsis -- Other Dif-ferences Between the Funds" under Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Fund were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Fund and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have histori-cally supervised different Kemper Funds. The proposed consolidation is ex-pected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, al-though not necessarily in the same capacity, and (ii) the address of each nom-inee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chi-cago, Illinois 60606.

Nominees for Election as Trustees:

           Name (Date of Birth),
   Principal Occupation and Affiliations      Year First Became a Board Member
--------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;   1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998
Executive Vice President and Chief Risk
Management Officer; 1995-1996 Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

            Name (Date of Birth),
    Principal Occupation and Affiliations       Year First Became a Board Member
----------------------------------------------  --------------------------------
Lewis A. Burnham (1/8/33),(/1/) Retired;        1981
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/12/60),* Managing Director,   Nominee
ZSI; formerly, Institutional Sales Manager of
an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing      2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;       1981
formerly, Executive Vice President, A.O. Smith
Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished    Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing          Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.

Robert B. Hoffman (12/11/36),(/1/) Retired;     1981
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and Chief
Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery and
chemicals); Director, Harnischfeger
Industries, Inc.

            Name (Date of Birth),
    Principal Occupation and Affiliations       Year First Became a Board Member
----------------------------------------------  --------------------------------
Shirley D. Peterson (9/3/41),(/1/) Retired;     1995
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of     Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee; previously
member of the Investment Committee of Atlanta
University Board of Trustees; formerly
Director of Board of Pensions Evangelical
Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired;     1981
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,       Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
 * Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(/1/)Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(/2/)Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/)Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                            Present Office with
                            the Fund; Principal
                                 Occupation
                             or Employment and
Name (Date of Birth)           Directorships
--------------------       ---------------------
Donald R. Jones (1/17/30)  Trustee; Retired;
                           formerly, Director,
                           Motorola, Inc.
                           (manufacturer of
                           electronic equipment
                           and components);
                           Executive Vice
                           President and Chief
                           Financial Officer,
                           Motorola, Inc.

    Appendix 1 lists the number of shares of the Fund owned directly or bene-ficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Indepen-dent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current In-dependent Trustees of the Fund.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for considera-tion as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The Nominating and Gover-nance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consid-eration by the committee should submit their recommen-dation(s) to the Secretary of the Fund. Currently, the members of the Nominat-ing and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Fund:

                                  Present Office with the
                                      Fund; Principal
                                       Occupation or          Year First Became
Name (Date of Birth)                  Employment(/1/)          an Officer(/2/)
--------------------              ------------------------ ------------------------
Mark S. Casady................... President; Managing                1998
 (9/21/60)                        Director, ZSI; formerly,
                                  Institutional Sales
                                  Manager of an
                                  unaffiliated mutual fund
                                  distributor.

Linda C. Coughlin................ Trustee, Vice President            2000
 (1/1/52)                         and Chairperson;
                                  Managing Director, ZSI.

Philip J. Collora................ Vice President and                 1989
 (11/15/45)                       Assistant Secretary;
                                  Attorney, Senior Vice
                                  President, ZSI.

Kathryn L. Quirk................. Vice President; Managing           1998
 (12/3/52)                        Director, ZSI.

William F. Truscott.............. Vice President; Managing           2000
 (9/14/60)                        Director, ZSI.

Irene Cheng...................... Vice President; Managing           2000
 (6/6/54)                         Director, ZSI.

Linda J. Wondrack................ Vice President; Managing           1998
 (9/12/64)                        Director, ZSI.

John R. Hebble................... Treasurer; Senior Vice             1998
 (6/27/58)                        President, ZSI.

Brenda Lyons..................... Assistant Treasurer;               1998
 (2/21/63)                        Senior Vice President,
                                  ZSI.

Maureen E. Kane.................. Secretary; Vice                    1998
 (2/14/62)                        President, ZSI;
                                  formerly, Assistant Vice
                                  President of an
                                  unaffiliated investment
                                  management firm; prior
                                  thereto, Associate Staff
                                  Attorney of an
                                  unaffiliated investment
                                  management firm, and
                                  Associate, Peabody &
                                  Arnold (law firm).

Caroline Pearson................. Assistant Secretary;               1998
 (4/1/62)                         Managing Director, ZSI;
                                  formerly, Associate,
                                  Dechert Price & Rhoads
                                  (law firm) 1989 to 1997.

-----------
(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.

(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Fund.

Compensation of Trustees and Officers

    The Fund pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting attend-ed. As reflected below, the Trustees currently serve as board members of vari-ous other Kemper Funds. ZSI supervises the Fund's investments, pays the com-pensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Fund who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Fund.

    Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

                              COMPENSATION TABLE

                                                                    Total
                                                              Compensation from
                                       Aggregate Compensation       Fund
Name of Trustee                              from Fund        Complex(/2/)(/3/)
---------------                        ---------------------- -----------------
John W. Ballantine....................       $4,027.42           $183,570.00
Lewis A. Burnham......................       $3,825.50           $154,040.00
Donald L. Dunaway(/1/)................       $4,559.11           $205,350.00
Robert B. Hoffman.....................       $3,955.61           $163,890.00
Donald R. Jones.......................       $3,948.21           $163,170.00
Shirley D. Peterson...................       $3,561.29           $149,010.00
William P. Sommers....................       $3,780.31           $153,330.00

-----------
(/1/) Pursuant to deferred compensation agreements with the Fund, Mr. Dunaway has deferred, in prior years, compensation from the Fund. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (in-cluding interest thereon) payable from the Fund to Mr. Dunaway are $15,647.
(/2/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initia-tive (which included a comprehensive review of ZSI's proposals, includ-ing a branding change, combinations of certain funds (including tax im-plications), liquidations of certain funds, implementation of an admin-istration agreement for certain funds (including fee caps) and the con-solidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and $43,200 for Messrs. Ballantine,
       Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respective-ly. A portion of these meeting fees was borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder International Fund in exchange for Class A, Class B, Class C and Class I shares of Scudder International Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder International Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Scudder International Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggre-gate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B, Class C and Class I share-holders of Scudder International Fund are identical to those currently pro-vided to shareholders of the corresponding class of the Fund. See "Purchases, Exchanges and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not re-sult in any changes in the shareholder services currently offered to share-holders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. Scudder International Fund has implemented such an administrative fee, as described in "Administrative Fee" below. As part of the restructuring effort, ZSI has proposed extending this administra-tive fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

 .   As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

 .   The combined fund would be subject to the investment management fee sched-
    ule of Scudder International Fund, which is lower than that of the Fund.

 .   The fixed fee rate under the new Administration Agreement for Class A,
    Class B, Class C and Class I shares is expected to be less than the esti-mated current operating expenses such classes would otherwise pay.

 .   It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 .   Although the Fund agreed to pay the estimated costs of the Reorganization allocated to Class A and Class I shares and a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares, man-agement has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reor-ganization. ZSI agreed to pay a portion of the estimated costs of the Re-organization allocated to Class B and Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

 .   the Reorganization is in the best interests of the Fund and its sharehold-
    ers; and

 .   the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Scudder International Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospectuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of Scudder Interna-tional Fund is to seek long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based com-panies and listed on foreign exchanges). The investment objective of the Fund is to seek total return through a combination of capital growth and income. The Fund invests at least 80% of its total assets in foreign securities (secu-rities issued by foreign-based issuers). There can be no assurance that either Fund will achieve its investment objective.

    Both Funds have the same portfolio management teams that follow a substan-tially similar process in analyzing investment opportunities. Although Scudder International Fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the U.S.). Similarly, the Fund, although it may invest in companies of any size and from any country, invests at least 65% of its total assets in common stocks of established foreign companies with the potential for capital growth, income or both. The Fund may invest more than 25% of its total assets in any given developed country that the Investment Manager believes poses no unique investment risk. In choosing stocks for each Fund, the Investment Manager uses a combination of bottom-up company research, top-down analysis of the economic outlooks for various countries and geograph-ical regions, and analysis of global themes. Scudder International Fund will normally sell a stock when the Investment Manager believes its price is un-likely to go much higher, its fundamentals have deteriorated, other invest-ments offer better opportunities or in the course of adjusting its emphasis on a given country. The Fund will normally sell a stock when the Investment Man-ager believes it has reached its fair value, its underlying investment theme has matured or the reasons for originally investing no longer apply.

    Scudder International Fund may invest up to 20% of its total assets in foreign debt securities, including convertible bonds, and may invest up to 5% of its total assets in debt securities that are rated below investment-grade (high yield securities, or "junk bonds"). The Fund may invest up to 35% of its net assets in foreign or domestic debt securities of any credit quality, in-cluding those rated below investment-grade (i.e., junk bonds). Although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the Investment Manager does not intend to use them as principal investments for either Fund, and might not use them at all.

    The Funds' fundamental and non-fundamental investment restrictions, as set forth under "Investment Restrictions" in each Fund's statement of additional information, are identical, except that the Fund, and not Scudder Interna-tional Fund, (i) has a fundamental investment restriction stating that the Fund may not purchase more than 10% of any class of securities of any issuer except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and (ii) has a stated non-fundamental investment restriction limiting the Fund's investment in illiquid securities to no more than 15% of its net asset. Both Funds are, however, subject to the 15% re-striction on illiquid securities pursuant to applicable regulation. Fundamen-tal investment restrictions may not be changed without the approval of Fund shareholders, while non-fundamental investment restrictions may be changed by the applicable Board without shareholder approval. Investors should refer to each Fund's statement of additional information for a more detailed descrip-tion of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Scudder International Fund, i.e., the ra-tio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securi-ties with maturities at the time of acquisition of one year or less), for the fiscal year ended August 31, 2000 was 83%. The portfolio turnover rate for the Fund for the fiscal year ended October 31, 2000 was 89%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tion will reflect the blended characteristics of the Fund and Scudder Interna-tional Fund. The following characteristics are as of January 3, 2001 for both Funds and also reflect the blended characteristics of both Funds after the Re-organization as of that same date.

                          Portfolio Composition(/1/)
                             As a % of Net Assets

                                                                      Average
                                      % in U.S. % in Non-U.S. % in    Market-
                                      Equities    Equities    Other  Cap (000)
                                      --------- ------------- ----- -----------
Fund.................................   0.00%      94.70%     5.30% $34,587,000
Scudder International Fund...........   0.00%      98.50%     1.50% $33,943,000
Scudder International Fund --
  Pro Forma Combined(/2/)............   0.00%      98.10%     1.90% $34,017,073

-----------
(/1/) The Fund normally invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in common stocks of es-tablished foreign companies with the potential for capital growth, in-come or both. Scudder International Fund normally invests at least 65% of its total assets in foreign equities. Although Scudder International Fund may invest in companies of any size and from any country, it in-vests mainly in common stocks of established companies in countries with developed economies (other than the U.S.).
(/2/) Reflects the blended characteristics of the Fund and Scudder Interna-tional Fund as of January 3, 2001. The portfolio composition and char-acteristics of the combined fund will change consistent with its stated investment objectives and policies.

Performance

    The following tables show how the returns of the Fund and Scudder Interna-tional Fund over different periods average out. For context, the tables also include broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The performance of both Funds and the indices vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares

                                             Past
                                             Year   Past 5 Years Past 10 Years
                                           -------- ------------ -------------
Fund -- Class A(/1/)...................... (26.59%)     7.38%        8.12%
Scudder International Fund --
  Class A(/2/)............................ (24.04%)    11.69%       10.74%
Comparative Index for the Fund:
  MSCI EAFE(/3/).......................... (14.20%)     7.13%        8.24%
Comparative Index for Scudder
  International Fund: MSCI EAFE plus
  Canada Index(/4/)....................... (13.17%)     7.54%        8.38%

-----------
(/1/)  Class A performance is adjusted for maximum sales charge.
(/2/) Class A shares of Scudder International Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder International Fund's Class A shares are de-rived from the historical performance of Class S shares, adjusted to reflect the impact of the maximum initial sales charge and the higher total annual operating expenses applicable to Class A shares.
(/3/) The Morgan Stanley Capital International Europe, Austral-Asia, Far East
      (MSCI EAFE) Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australia and the Far East.
(/4/) The Morgan Stanley Capital International Europe, Austral-Asia, Far East
      (MSCI EAFE) plus Canada Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares

                                            Past    Past     Past     Since
                                            Year   5 Years 10 Years Inception*
                                          -------- ------- -------- ----------
Fund -- Class B(/1/)..................... (24.95%)  7.55%      N/A    7.23%
Scudder International Fund --
  Class B(/2/)........................... (22.20%) 12.00%   10.51%      N/A
Comparative Index for the Fund: MSCI
  EAFE(/3/).............................. (14.20%)  7.13%      N/A    7.15%
Comparative Index for Scudder
  International Fund: MSCI EAFE plus
  Canada Index(/4/)...................... (13.17%)  7.54%    8.38%      N/A

-----------
 * Inception date of the Fund's Class B shares is May 31, 1994. Index com-parison begins May 31, 1994.
(/1/) Class B performance is adjusted for maximum contingent deferred sales charge.
(/2/) Class B shares of Scudder International Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder International Fund's Class B shares are de-rived from the historical performance of Class S shares, adjusted to reflect the impact of the maximum contingent deferred sales charge and the higher total annual operating expenses applicable to Class B shares.
(/3/) The Morgan Stanley Capital International Europe, Austral-Asia, Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australia and the Far East.
(/4/) The Morgan Stanley Capital International Europe, Austral-Asia, Far East (MSCI EAFE) plus Canada Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                            Past    Past     Past     Since
                                            Year   5 Years 10 Years Inception*
                                          -------- ------- -------- ----------
Fund -- Class C.......................... (22.66%)  7.75%      N/A    7.28%
Scudder International Fund --
  Class C(/1/)........................... (20.07%) 12.17%   10.54%      N/A
Comparative Index for the Fund:
  MSCI EAFE(/2/)......................... (14.20%)  7.13%      N/A    7.15%
Comparative Index for Scudder
  International Fund: MSCI EAFE plus
  Canada Index(/3/)...................... (13.17%)  7.54%    8.38%      N/A

-----------
  * Inception date of the Fund's Class C shares is May 31, 1994. Index com-parison begins May 31, 1994.
(/1/) Class C shares of Scudder International Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder International Fund's Class C shares are de-rived from the historical performance of Class S shares, adjusted to re-flect the impact of the higher total annual operating expenses applica-ble to Class C shares.
(/2/) The Morgan Stanley Capital International Europe, Austral-Asia, Far East
      (MSCI EAFE) Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australia and the Far East.
(/3/) The Morgan Stanley Capital International Europe, Austral-Asia, Far East
      (MSCI EAFE) plus Canada Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class I Shares

                                            Past    Past     Past     Since
                                            Year   5 Years 10 Years Inception*
                                          -------- ------- -------- ----------
Fund -- Class I.......................... (21.72%)  9.72%      N/A    10.15%
Scudder International Fund --
  Class I(/1/)........................... (19.23%) 13.35%   11.71%       N/A
Comparative Index for the Fund: MSCI
  EAFE(/2/).............................. (14.20%)  7.13%      N/A     6.95%
Comparative Index for Scudder
  International Fund: MSCI EAFE plus
  Canada Index(/3/)...................... (13.17%)  7.54%    8.38%       N/A

-----------
  * Inception date of the Fund's Class I shares is July 3, 1995. Index com-parison begins July 31, 1995.
(/1/) Class I shares of Scudder International Fund are newly offered and therefore have no available performance information. The average annual total returns for Scudder International Fund's Class I shares are de-rived from the historical performance of Class S shares.
(/2/) The Morgan Stanley Capital International Europe, Austral-Asia, Far East
      (MSCI EAFE) Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australia and the Far East.
(/3/) The Morgan Stanley Capital International Europe, Austral-Asia, Far East
      (MSCI EAFE) plus Canada Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

    For management's discussion of Scudder International Fund's performance for the fiscal year ended August 31, 2000, please refer to Exhibit B. Class A, Class B and Class C shareholders of the Fund should be aware that the perfor-mance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares, which would reduce performance.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees/Directors. ZSI is a Dela-ware corporation located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. From its investment management fee received from the Fund, ZSI pays to Scudder Invest-ments (U.K.) Limited ("Scudder UK"), 1 South Place, London, U.K. EC42M 2ZS, the Fund's sub-adviser, a monthly fee at the annual rate of 0.35% of the por-tion of the Fund's average daily net assets allocated by ZSI to Scudder UK for management. As of August 31, 2000, Scudder International Fund had total net assets of $4,979,196,944. For the fiscal year ended August 31, 2000, Scudder International Fund paid the Investment Manager a fee of 0.76% of its average daily net assets. As of October 31, 2000, the Fund had total net assets of $549,622,992. For the fiscal year ended October 31, 2000, the Fund paid the Investment Manager a fee of 0.73% of its average daily net assets.

    The fee schedule for the combined fund following the Reorganization will be identical to the current fee schedule for Scudder International Fund. Cur-rently, the fee schedules for the Fund and Scudder International Fund are as follows:

                Fund                            Scudder International Fund
-------------------------------------       ----------------------------------------
                                                                            Fee
Average Daily Net Assets     Fee Rate       Average Daily Net Assets        Rate
------------------------     --------       ------------------------        ----
First $250 million            0.75%         First $6 billion               0.675%
Next $750 million             0.72%         Next $1 billion                0.625%
Next $1.5 billion             0.70%         Over $7 billion                0.600%
Next $2.5 billion             0.68%
Next $2.5 billion             0.65%
Next $2.5 billion             0.64%
Next $2.5 billion             0.63%
Over $12.5 billion            0.62%

    Based on the Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for the Fund was 0.675% of average daily net assets. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective ad-visory fee rate for Scudder International Fund after the Reorganization would be 0.675% of average daily net assets.

Administrative Fee

    Scudder International Fund has entered into an administrative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI provides or pays others to provide substantially all of the administrative services required by the Class A, Class B, Class C and Class I shares of Scudder International Fund (other than those provided by ZSI under its invest-ment management agreement with that Fund) in exchange for the payment by Scudder International Fund of an annual administrative services fee (the "Ad-ministrative Fee") equal to 0.400%, 0.450%, 0.425% and 0.150% of average daily net assets attributable to the Class A, Class B, Class C and Class I shares, re-spectively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Scudder International Fund applicable to Class A, Class B and Class C shares are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Scudder International Fund's future expense ratio more predictable. On the other hand, the administrative fee rate does not decrease with economies of scale from in-creases in asset size or decreased operating expenses. The details of this ar-rangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Scudder International Fund pur-suant to separate agreements. These Service Providers may differ from the cur-rent Service Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Scudder International Fund and maintains its accounting records. Kemper Service Company, also a subsidiary of ZSI, is the transfer, shareholder servicing and dividend-paying agent for the Class A, Class B, Class C and Class I shares of Scudder International Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and record-keeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, Brown Brothers Harriman & Company holds the port-folio securities of Scudder International Fund, pursuant to a custodian agree-ment. Other Service Providers include the independent public accountants and legal counsel for Scudder International Fund.

    Under the Administration Agreement, each Service Provider provides the services to Scudder International Fund described above, except that ZSI pays these entities for the provision of their services to Scudder International Fund and pays most other fund expenses, including insurance, registration, printing and postage fees. In return, Scudder International Fund pays ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B, Class C and Class I shares for an initial term ending Sep-tember 30, 2003, subject to earlier termination by the directors that oversee Scudder International Fund. The Administration Agreement shall continue in ef-fect on an annual basis after September 30, 2003, provided that such continu-ance is approved at least annually by a majority of the directors, including the Independent Directors, that oversee Scudder International Fund. The fee payable by Scudder International Fund to ZSI pursuant to the Administration Agreement is reduced by the amount of any credit received from Scudder Inter-national Fund's custodian for cash balances.

    Certain expenses of Scudder International Fund are not borne by ZSI under the Administration Agreement, such as taxes, brokerage, interest and extraor-dinary expenses, and the fees and expenses of the Independent Directors (in-cluding the fees and expenses of their independent counsel). Scudder Interna-tional Fund continues to pay the fees required by its investment management agreement with ZSI. In addition, Class A, Class B and Class C shares pay the fees under the services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B, Class C and Class I shares of Scudder Inter-national Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Scudder International Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class A, Class B, Class C and Class I shares of Scudder International Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                    Scudder
                                                                 International
                                                    Scudder         Fund --
                                                 International     Pro Forma
                                           Fund      Fund        Combined(/1/)
                                          ------ -------------   -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)....   5.75%     5.75%           5.75%
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)........................    None      None            None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.......    None      None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable).......    None      None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees.........................   0.73%     0.68%(/3/)      0.68%
Distribution and/or Service (12b-1)
  Fees..................................    None     0.25%(/4/)      0.24%(/5/)
Other Expenses..........................   0.71%     0.40%(/6/)      0.40%
Total Annual Fund Operating Expenses....   1.44%     1.33%           1.32%
Expense Example of Total Operating
  Expenses at the End of the Period(/7/)
One Year................................  $  713    $  703          $  702
Three Years.............................  $1,004    $  972          $  969
Five Years..............................  $1,317    $1,262          $1,257
Ten Years...............................  $2,200    $2,084          $2,074

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder International Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses re-flect the implementation of Scudder International Fund's investment man-agement agreement, Administration Agreement and the adoption of a dis-tribution plan.
(/2/) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.
(/3/) Restated to reflect Scudder International Fund's new investment manage-
      ment agreement.
(/4/) Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder International Fund is authorized by a Plan adopted pur-suant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund also bear a shareholder services fee of up to 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/) The maximum fee rate authorized to be paid pursuant to the shareholder services agreement is 0.25%.
(/6/) Restated to reflect the implementation of Scudder International Fund's
      Administration Agreement.
(/7/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class B Shares

                                                                     Scudder
                                                                  International
                                                     Scudder         Fund --
                                                  International     Pro Forma
                                            Fund      Fund        Combined(/1/)
                                           ------ -------------   -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price).....    None      None            None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/).........................   4.00%     4.00%           4.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends........    None      None            None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)...............    None      None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees..........................   0.73%     0.68%(/3/)      0.68%
Distribution and/or Service (12b-1)
  Fees...................................   0.75%     1.00%(/4/)      1.00%
Other Expenses...........................   0.70%     0.45%(/5/)      0.45%
Total Annual Fund Operating Expenses.....   2.18%     2.13%           2.13%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/6/)
One Year.................................  $  621    $  616          $  616
Three Years..............................  $  982    $  967          $  967
Five Years...............................  $1,369    $1,344          $1,344
Ten Years................................  $2,154    $2,071          $2,066
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/6/)
One Year.................................  $  221    $  216          $  216
Three Years..............................  $  682    $  667          $  667
Five Years...............................  $1,169    $1,144          $1,144
Ten Years................................  $2,154    $2,071          $2,066

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder International Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses re-flect the implementation of Scudder International Fund's investment man-agement agreement, Administration Agreement and the adoption of a dis-tribution plan.

(/2/) Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Restated to reflect Scudder International Fund's new investment manage-
      ment agreement.
(/4/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder International Fund is authorized by a Plan adopted pur-suant to Rule 12b-1 under the 1940 Act. Class B shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/) Restated to reflect the implementation of Scudder International Fund's
      Administration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                            Expense Comparison Table
                                 Class C Shares

                                           Scudder              Scudder
                                        International    International Fund --
                                  Fund      Fund        Pro Forma Combined(/1/)
                                 ------ -------------   -----------------------
Shareholder Fees
Maximum Sales Charge (Load)
  Imposed on Purchases (as % of
  offering price)..............    None      None                 None
Maximum Contingent Deferred
  Sales Charge (Load) (as % of
  redemption proceeds)(/2/)....   1.00%     1.00%                1.00%
Maximum Deferred Sales Charge
  (Load) imposed on reinvested
  dividends....................    None      None                 None
Redemption Fee (as a percentage
  of amount redeemed, if
  applicable)..................    None      None                 None
Annual Fund Operating Expenses
  (unaudited) (as a % of
  average net assets)
Management Fees................   0.73%     0.68%(/3/)           0.68%
Distribution and/or Service
  (12b-1) Fees.................   0.75%     1.00%(/4/)           1.00%
Other Expenses.................   0.68%     0.43%(/5/)           0.43%
Total Fund Operating Expenses..   2.16%     2.11%                2.11%
Expense Example of Total
  Operating Expenses Assuming
  Redemption at the End of the
  Period(/6/)
One Year.......................  $  319    $  314               $  314
Three Years....................  $  676    $  661               $  661
Five Years.....................  $1,159    $1,134               $1,134
Ten Years......................  $2,493    $2,441               $2,441

                                       28


                                            Scudder            Scudder
                                         International  International Fund --
                                   Fund      Fund      Pro Forma Combined(/1/)
                                  ------ ------------- -----------------------
Expense Example of Total
  Operating Expenses Assuming No
  Redemption at the End of the
  Period(/6/)

One Year......................... $  219    $  214             $  214

Three Years...................... $  676    $  661             $  661

Five Years....................... $1,159    $1,134             $1,134

Ten Years........................ $2,493    $2,441             $2,441

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder International Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses re-flect the implementation of Scudder International Fund's investment man-agement agreement, Administration Agreement and the adoption of a dis-tribution plan.
(/2/) Contingent deferred sale charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Restated to reflect Scudder International Fund's new investment manage-
      ment agreement.
(/4/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder International Fund is authorized by a Plan adopted pur-suant to Rule 12b-1 under the 1940 Act. Class C shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/5/) Restated to reflect the implementation of Scudder International Fund's
      Administration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class I Shares

                                                                     Scudder
                                                                  International
                                                     Scudder         Fund --
                                                  International     Pro Forma
                                            Fund      Fund        Combined(/1/)
                                           ------ -------------   -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price).....    None      None            None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption proceeds)...    None      None            None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends........    None      None            None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)...............    None      None            None
Annual Fund Operating Expenses
(unaudited) (as a % of average net
  assets)
Management Fees..........................   0.73%     0.68%(/2/)      0.68%
Distribution and/or Service (12b-1)
  Fees...................................    None      None            None
Other Expenses...........................   0.37%     0.15%(/3/)      0.15%
Total Annual Fund Operating Expenses.....   1.10%     0.83%           0.83%
Expense Example of Total Operating
  Expenses at the End of the Period(/4/)
One Year.................................  $  112    $   85          $   85
Three Years..............................  $  350    $  265          $  265
Five Years...............................  $  606    $  460          $  460
Ten Years................................  $1,340    $1,025          $1,025

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder International Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses re-flect the implementation of Scudder International Fund's investment man-agement agreement and Administration Agreement.

(/2/) Restated to reflect Scudder International Fund's new investment manage-
      ment agreement.
(/3/) Restated to reflect the implementation of Scudder International Fund's
      Administration Agreement.
(/4/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be dif-ferent.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Scudder International Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal under-writer and distributor of the Class A, Class B, Class C and Class I shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder International Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribu-tion plans for the Fund, Scudder International Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The distribution plans for Scudder International Fund, however, unlike the distribution plans for the Fund, also authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") described below. Neither KDI nor the Trustees of the Fund believe that the services performed by KDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing share-holders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the distribution plans for Scudder In-ternational Fund authorize the payment of the services fee. The fact that the services fee is authorized by Scudder International Fund's distribution plans does not change the fee rate or affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Scudder International Fund, which is substantially identical to the current services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Scudder International Fund. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those classes of shares of Scudder International Fund, and may retain any por-tion of the fee not paid to firms to compensate itself for administrative functions performed for the Class A, Class B and Class C shares of the Fund. All fee amounts are payable monthly and are based on the average daily net as-sets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B, Class C and Class I shares of Scudder International Fund are identical to those of the Fund. Shares of Scudder International Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Scudder International Fund have identi-cal sales charges to those of the Fund. Scudder International Fund has a maxi-mum initial sales charge of 5.75% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase. Class I shares are sold without a front-end sales charge or a CDSC.

    Class A, Class B, Class C and Class I shares of Scudder International Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder International Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder International Fund received in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

    Services available to shareholders of Class A, Class B, Class C and Class I shares of Scudder International Fund are identical to those available to shareholders of the corresponding classes of shares of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B, Class C and Class I shares, and reinvestment privileges. Please see Scudder International Fund's prospectus for additional information.

Dividends and Other Distributions

    Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December. An additional distri-bution may be made if necessary. Shareholders of each Fund can have their div-idends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, sent to the shareholder by check. For re-tirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

    Charter Documents.

    The Acquired Trust is established as a Massachusetts business trust pursu-ant to a Declaration of Trust (the "Declaration"). The Acquiring Corporation is organized as a Maryland corporation under Articles of Incorporation (the "Articles"). Although the organizational documents of the Acquired Trust and the Acquiring Corporation are similar, some differences do exist. The more significant differences are listed below.

  . A trustee of the Acquired Trust may be removed for cause by a majority of the trustees, while removal without cause requires a majority vote of shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter; removal of a director of the Acquiring Cor-poration requires a majority vote of a) the board of directors, b) a committee of the board of directors appointed for such purpose, or c) the stockholders by vote of a majority of the outstanding shares of the Acquiring Corporation.

  . A special meeting of Fund shareholders may be called by shareholders holding at least 25% of the Fund's shares then outstanding (10% if the purpose is to determine the removal of a Trustee); a special meeting of the Acquiring Corporation's shareholders may be called by share-holders holding at least 50% of the outstanding shares.

    There are differences in the potential liabilities of shareholders of a Massachusetts business trust as compared to those of a Maryland corporation, as described below in "The Proposed Transaction -- Description of Securities To Be Issued."

    Trustees/Directors and Officers.

    The Trustees of the Fund, currently and as proposed under Proposal 1, are different from the Directors of Scudder International Fund. As described in Scudder International Fund's statement of additional information, which is available upon request, the following individuals comprise the Board of Direc-tors of Scudder International Fund: Henry P. Becton, Jr., Linda C. Coughlin, Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Joan E. Spero, Jean Gleason Stromberg, Jean C. Tempel and Steven Zaleznick. In addition, the offi-cers of the Fund and Scudder International Fund are different. (See Proposal 1 and each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is October 31. Scudder International Fund's fiscal year-end is August 31.

    Custodian.

    The Fund's custodian is The Chase Manhattan Bank. Scudder International Fund's custodian is Brown Brothers Harriman & Company.

    Auditors.

    The Fund's auditors are Ernst & Young LLP. Scudder International Fund's auditors are PricewaterhouseCoopers LLP.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by Scudder International Fund are similar to those presented by the Fund. The main risks applicable to each Fund include, among others, market risk, management risk (i.e., securities selection by the Investment Manager), the risks associated with foreign securities and currency risk. When foreign stock prices fall, you should expect the value of your in-vestment in the Funds to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. In addi-tion, to the extent a Fund invests in bonds, it may present risk associated with interest rates and credit quality. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. Credit quality risk refers to the fact that if a portfolio secu-rity declines in credit quality or goes into default, it could hurt Fund per-formance. In addition, each Fund may invest a portion of its assets in high yield securities, or "junk bonds," which entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. Because the Fund may invest a greater percentage of its assets in debt securities, especially those that are rated below in-vestment-grade, it may be subject to a greater degree of risk associated with rising interest rates or declines in credit quality. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Scudder International Fund in exchange for that number of full and fractional Class A, Class B, Class C and Class I shares of Scudder International Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Scudder Interna-tional Fund will assume all of the liabilities of the Fund. The Fund will dis-tribute the Class A, Class B, Class C and Class I shares received in the ex-change to the shareholders of the corresponding classes of the Fund in com-plete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B, Class C and Class I shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Scudder International Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B, Class C and Class I shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B, Class C or Class I shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B, Class C or Class I shares of Scudder International Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B, Class C or Class I shares of Scudder International Fund re-ceived by the shareholder in connection with the Reorganization.

    The obligations of the Fund and the Acquiring Corporation, on behalf of Scudder International Fund, under the Plan are subject to various conditions, as stated therein. The Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforeseen events, the Plan may be terminat-ed: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material mis-representation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the ef-fect of changing the provisions for determining the number of shares of Scudder International Fund to be issued to the Fund in the Plan to the detri-ment of the Fund's shareholders without their approval. For a complete de-scription of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI under the Scudder name, with a concentration on intermediary dis-tribution;

  (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds cover-ing, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

  (v) The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain re-lated proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

  . The combined fund would be subject to the investment management fee schedule of Scudder International Fund, which is lower than that of the Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B, Class C and Class I shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A and Class I shares and a portion of the es-timated costs of the Reorganization allocated to Class B and Class C shares, management has estimated that such allocated costs will be re-coverable from lower overall expense ratios within six months of com-pletion of the Reorganization. ZSI agreed to pay a portion of the es-timated costs of the Reorganization allocated to Class B and Class C shares and all of the costs of the Reorganization that exceed esti-mated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder International Fund after the Reorganization, and between the estimated operating expenses of Scudder International Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganiza-tion and whether the Reorganization would result in the dilution of share-holder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Scudder International Fund to at-tract additional assets; and (f) the investment performance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $360,874, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Of these costs, $193,586 (100%) are allocated to and will be borne by the Fund's Class A shares, $119,094 (88.57%) of its allocable portion of $134,460 will be borne by the Fund's Class B shares, $13,777 (43.46%) of its allocable portion of $31,698 will be borne by the Fund's Class C shares, and $1,130 (100%) are allocated to and will be borne by the Fund's Class I shares. ZSI is bearing the remaining costs, including any cost overruns (except that Scudder International Fund is bearing the SEC registration fees which are estimated to be $121,427).

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0060, $0.0095, $0.0040 and $0.0010 of Class A, Class B, Class C and Class I shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Reorganization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganizations will be achieved on a federally tax-free basis (see "The Proposed Transaction -- Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to shareholders.

                                       12/31/00              Fiscal Year
                                      Unrealized                Loss
                                      Gain (Loss)             Carryover  Fiscal Year
                           12/31/00     as % of     Fiscal     as % of    Portfolio
                          Unrealized   12/31/00   Year Loss   12/31/00    Turnover
                         Gain (Loss)  Net Assets  Carryovers Net Assets     Rate
                         ------------ ----------- ---------- ----------- -----------
Fund.................... $ 17,817,600    3.2%        $ 0        0.0%         89%
Scudder International
 Fund................... $423,634,452    9.2%        $ 0        0.0%         83%

    The Trustees of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differ-ing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Scudder International Fund is a series of the Acquiring Corporation, a corporation organized under the laws of the state of Maryland on June 23, 1975. The Acquiring Corporation's authorized capital consists of approximately
2.25 billion shares of capital stock, par value $0.01 per share, approximately 671 million shares of which are allocated to Scudder International Fund. The Directors of the Acquiring Corporation are authorized to divide the shares of the Acquiring Corporation into separate series. Scudder International Fund is one of five series of the Acquiring Corporation. The Directors of the Acquir-ing Corporation are also authorized to further divide the shares of the series of the Acquiring Corporation into classes. The shares of Scudder International Fund are currently divided into seven classes: Class AARP, Class S, Barrett International Shares, Class A, Class B, Class C and Class I. Although share-holders of different classes of a series have an interest in the same portfolio of as-sets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Directors of the Acquiring Corporation are borne directly by the class incurring such expenses in connection with different methods of distribution and certain other mat-ters.

    Each share of each class of Scudder International Fund represents an in-terest in Scudder International Fund that is equal to and proportionate with each other share of that class of Scudder International Fund. Scudder Interna-tional Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees/Directors, there are no material differ-ences between the rights of shareholders of the Fund and the rights of share-holders of Scudder International Fund, other than as described above in "Other Differences Between the Funds -- Charter Documents."

    The Acquiring Corporation is organized in Maryland, while the Fund is es-tablished in Massachusetts. Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains a disclaimer of liability and provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and li-abilities to which a shareholder may become subject by reason of being or hav-ing been a shareholder. Thus, the risk of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obliga-tions. The Acquiring Corporation does not provide such a disclaimer of liabil-ity or indemnification to its shareholders, because Maryland law generally does not impose such liability on shareholders.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Scudder International Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B, Class C and Class I shares and the assumption by Scudder In-ternational Fund of all of the liabilities of the Fund, followed by the dis-tribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "re-organization" within the meaning of Section 368(a)(1) of the Code, and Scudder International Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Scudder International Fund in exchange solely for Class A, Class B, Class C and Class I shares and the as-sumption by Scudder International Fund of all of the liabilities of the Fund or upon the distribution of the Class A, Class B, Class C and Class I shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder International Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Scudder International Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Scudder In-ternational Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B, Class C and Class I shares and the assumption by Scudder In-ternational Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B, Class C and Class I shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B, Class C and Class I shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B, Class C and Class I shares received by each shareholder of the Fund will include the holding period dur-ing which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Scudder International Fund may dispose of certain secu-rities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Scudder International Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of the Fund and Scudder International Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                                         Scudder                               Scudder
                                      International   Pro Forma         International Fund --
                             Fund          Fund      Adjustments         Pro Forma Combined
                         ------------ -------------- ------------       ---------------------
Net Assets
Class S Shares..........              $4,575,441,003                       $4,575,441,003
Barrett International
Shares..................              $   24,281,102                       $   24,281,102
Class R Shares..........              $   39,545,883                       $   39,545,883
Class AARP Shares.......              $   67,354,345                       $   67,354,345
Class A Shares.......... $372,995,208                $   (193,586)(/3/)    $  372,801,622
Class B Shares.......... $139,373,774                $   (119,094)(/3/)    $  139,254,680
Class C Shares.......... $ 45,011,697                $    (13,777)(/3/)    $   44,997,920
Class I Shares.......... $ 12,860,171                $     (1,130)(/3/)    $   12,859,041
                                                                           --------------
Total Net Assets........                                                   $5,276,535,596(/2/)
                                                                           ==============

Shares Outstanding
Class S Shares..........                  84,562,995                           84,562,995
Barrett International
Shares..................                     447,072                              447,072
Class R Shares..........                     733,506                              733,506
Class AARP Shares.......                   1,244,712                            1,244,712
Class A Shares..........   31,208,080                 (24,318,381)              6,899,699
Class B Shares..........   12,096,862                  (9,523,314)              2,573,548
Class C Shares..........    3,899,641                  (3,068,040)                831,601
Class I Shares..........    1,056,301                    (818,655)                237,646

                                   Scudder                       Scudder
                                International  Pro Forma  International Fund --
                          Fund      Fund      Adjustments  Pro Forma Combined
                         ------ ------------- ----------- ---------------------
Net Asset Value per
Share
Class S Shares..........           $54.11                        $54.11
Barrett International
Shares..................           $54.31                        $54.31
Class R Shares..........           $53.91                        $53.91
Class AARP Shares.......           $54.11                        $54.11
Class A Shares.......... $11.95                                  $54.11
Class B Shares.......... $11.52                                  $54.11
Class C Shares.......... $11.54                                  $54.11
Class I Shares.......... $12.17                                  $54.11

----
(/1/) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder International Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder International Fund that actually will be received on or after such date.
(/2/) Scudder International Fund -- Pro Forma Combined net assets do not re-flect expense reductions that would result from the implementation of Scudder International Fund's Administration Agreement for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Reor-ganization to be borne by the Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                     Fund vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. However, if the Plan is approved, as described under Proposal 2, PricewaterhouseCoopers LLP will serve as the independent auditors for the combined fund. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so de-sire. Such representatives are expected to be available to respond to appro-priate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                                 Financial Information
                                  Systems Design and                               All Other
      Audit Fees                  Implementation Fees                              Fees(/1/)
      ----------                 ---------------------                             ---------
      $90,000                             --                                        $1,500

(/1/)In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services performed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

     The Board of Trustees unanimously recommends that shareholders of the
                    Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Acquiring Corporation and the Acquired Trust, the Funds and the Reorganization has been filed with the SEC. The in-formation regarding the Acquired Trust and the Fund may be obtained without charge by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048. The information regard-ing the Acquiring Corporation and Scudder International Fund may be obtained without charge by writing to Scudder Investor Services, Inc., Two Interna-tional Place, Boston, Massachusetts 02110-4103 or by calling 1-800-728-3337.

    The Acquiring Corporation and the Acquired Trust are subject to the infor-mational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Corporation, and those filed by the Acquired Trust, can be inspected and copied at the Public Refer-ence Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Re-gional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Ref-erence Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of addi-tional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other in-formation about the Acquiring Corporation, the Acquired Trust and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representa-tives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the

Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of busi-ness. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those prox-ies to be voted against that Proposal. For purposes of determining the pres-ence of a quorum for transacting business at the Meeting, abstentions and bro-ker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting on such election (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposal 2 requires the affirmative vote of the holders of a ma-jority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 33,660,306 Class A shares, 12,124,393 Class B shares, 3,838,735 Class C shares and 1,061,102 Class I shares of the Fund outstanding.

    As of December 31, 2000, the officers and Directors of the Acquiring Cor-poration as a group owned beneficially less than 1% of the outstanding shares of Scudder International Fund. Appendix 2 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares. To the best knowl-edge of each of the Acquired Trust and the Acquiring Corporation, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $15,924.92. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., 222 South River-side Plaza, Chicago, Illinois 60606, within a reasonable time before the so-licitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,
/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF SCUDDER INTERNATIONAL FUND'S
             PERFORMANCE

 APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [   ] day of [   ], 2001, by and among Scudder International Fund, Inc.
(the "Acquiring Corporation"), a Maryland corporation, on behalf of Scudder International Fund (the "Acquiring Fund"), a separate series of the Acquiring Corporation, Kemper International Fund (the "Acquired Trust"), a Massachusetts business trust, on behalf of Kemper International Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), the only active series of the Acquired Trust, and Zurich Scudder In-vestments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Par-agraph 10.2 of the Agreement only). The principal place of business of the Ac-quiring Corporation is 345 Park Avenue, New York, New York 10154. The princi-pal place of business of the Acquired Trust is 222 South Riverside Plaza, Chi-cago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of capital stock ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class I shareholders of the Acquired Fund in complete liquidation of the Ac-quired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares deter-mined by dividing the value of the Acquired Fund's assets net of any liabili-ties of the Acquired Fund with respect to the Class A, Class B, Class C and Class I shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabili-ties of the Acquired Fund, including, but not limited to, any deferred compen-sation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquir-ing

Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such share-holders as of the Valuation Time. All issued and outstanding shares of the Ac-quired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of Ac-quiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Ac-quiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation's Charter, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B, Class C or Class I Acquir-ing Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C and/or Class I Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of aClass A, Class B, Class C and/or Class I share, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.

    2.3. The number of Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C and Class I shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 18, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. The Chase Manhattan Bank, custodian for the Acquired Fund, shall de-liver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, in-cluding all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfo-lio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a se-curities depository, as defined in Rule 17f-4 under the 1940 Act, shall be de-livered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire trans-fer of federal funds on the Closing Date.

    3.4. State Street Bank and Trust Company ("State Street"), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the num-ber and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class I Acquired Fund shares owned by each such share-holder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Ac-quired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class I shares of the Acquiring Fund or the Acquired Fund is impracticable, the Clos-ing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board mem-bers.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund, the only active series of the Acquired Trust, is duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execu-tion, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, inden-ture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended October 31, 2000, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquired Fund required to be reflected on a balance sheet (in-cluding the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since October 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquired Fund Shareholders, under cer-tain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring

  Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement consti-tutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorgani-zation, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Corporation, on behalf of the Acquiring Fund, repre-sents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Corporation is a corporation duly organized and val-idly existing under the laws of the State of Maryland with power under the Acquiring Corporation's Charter, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation's Charter. The Acquiring Corporation and Ac-quiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Ac-quiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the prop-erties and assets and to carry on its business as now being conducted, ex-cept authorizations which the failure to so obtain would not have a mate-rial adverse effect on the Acquiring Fund;

      (b) The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such regis-tration is in full force and effect and the Acquiring Fund is in compli-ance in all material respects with the 1940 Act and the rules and regula-tions thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result
  (i) in violation of Maryland law or of the Acquiring Corporation's Char-ter, as amended, or By-Laws, (ii) in a violation or breach of, or consti-tute a default under, any material agreement, indenture, instrument, con-tract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known con-tingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since August 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Ac-quiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Corporation (in-cluding the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in ac-cordance with its terms, subject, as to enforcement, to bankruptcy, insol-vency, fraudulent transfer, reorganization, moratorium and other laws re-lating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds' normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's port-folio, the resulting portfolio will meet the Acquiring Fund's investment objective, poli-cies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Corporation, the Acquired Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, with-out limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorga-nization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Corporation, the Acquired Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Clos-ing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their af-filiates) against the Acquiring Fund or its investment adviser(s), Board mem-bers or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Corporation has been duly formed and is an existing corporation; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bank-ruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for

  Acquiring Fund Shares pursuant to the Agreement will not, violate the Ac-quiring Corporation's Charter, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Corporation is not subject to any litigation or other pro-ceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is duly regis-tered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approv-als or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have entered into an administrative services agreement with ZSI in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing busi-ness trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, sub-stantially to the effect that, based upon certain facts, assumptions and rep-resentations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Ac-quired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Ac-quired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Ac-quiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged there-for; and (viii) the holding period of Acquiring Fund Shares received by Ac-quired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital as-sets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Corporation and Acquired Trust. Not-withstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9. INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (in-cluding, without limitation, the payment of reasonable legal fees and reason-able costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and war-rants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $193,586, Class B shares of the Acquired Fund will bear $119,094, Class C shares of the Acquired Fund will bear $13,777, Class I shares of the Acquired Fund will bear $1,130 and the Acquiring Fund will bear SEC registration fees (which are currently estimated to be $121,427). Any such expenses which are so borne by ZSI will be solely and directly related to the Reorganization within the meaning of Reve-nue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, New York 10154, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or trans-fer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to the Acquired Trust mean and refer to the Board members of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquired Trust or the Acquired Fund personally, but bind only the re-spective property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust. Moreover, no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust's Board members, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Corporation or the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    In Witness Whereof, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                SCUDDER INTERNATIONAL FUND, INC. on
                                       behalf of Scudder International Fund




_____________________________________  ________________________________________
Secretary                              By:
                                       Its:


Attest:                                KEMPER INTERNATIONAL FUND



_____________________________________  ________________________________________
Secretary                              By:
                                       Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.


_____________________________________
By:
Its:

                                                                      EXHIBIT B+
                         MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

      Scudder International Fund                       MSCI
           -- Class S shares                    EAFE & Canada Index*

   '90         10000                                  10000
   '91          9728                                   9977
   '92         10334                                   9959
   '93         12337                                  12517
   '94         14192                                  13852
   '95         14344                                  13970
   '96         15640                                  15103
   '97         18245                                  16598
   '98         19392                                  16419
   '99         25610                                  20715
   '00         29985                                  23236

                         Yearly periods ended August 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                                    Total Return
Period ended 8/31/2000         Growth of                               Average
                                $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder International Fund -- Class S shares
--------------------------------------------------------------------------------
1 year                         $  11,709               17.09%           17.09%
--------------------------------------------------------------------------------
5 year                         $  20,905              109.05%           15.89%
--------------------------------------------------------------------------------
10 year                        $  29,985              199.85%           11.61%
--------------------------------------------------------------------------------
MSCI EAFE & Canada Index*
--------------------------------------------------------------------------------
1 year                         $  11,217               12.17%           12.17%
--------------------------------------------------------------------------------
5 year                         $  16,632               66.32%           10.70%
--------------------------------------------------------------------------------
10 year                        $  23,236              132.36%            8.79%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     Effective August 14, 2000, the Fund offers four share classes: Class S shares, Barrett International shares, Class R shares and Class AARP shares. In addition, as of the date noted above, all International shares of the Fund were redesignated as Class S shares. The total return information provided is for the Fund's Class S shares class.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

+ Class A, Class B, Class C and Class I shares of Scudder International Fund are newly-created classes and therefore do not have a performance history. Class A, Class B and Class C shareholders of Kemper International Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares of Scudder International Fund, which would reduce performance.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 2000

In the following interview, portfolio manager Irene Cheng discusses Scudder International Fund's strategy and the market environment during the twelve-month period ended August 31, 2000.

Q: The international markets performed well over the full twelve-month reporting period, but have struggled in the six months since the last report. What factors have been the cause of these swings?

A: Throughout the period -- particularly in the latter half -- the developed world markets struggled with the faltering euro exchange rate, concerns about rising interest rates, and dramatic moves in a fairly narrow group of technology-related stocks. Although these developments have contributed to negative returns for the fund on a year-to-date basis, full-year performance was nonetheless strong. Over the twelve-month period ended August 31, 2000, the Class S shares of the fund produced a total return of 17.09%, well ahead of the 12.17% return of its unmanaged benchmark, the MSCI EAFE + Canada Index. The fund stacked up well against its peers during the full period, finishing in the top third of funds in the "international" category, as calculated by Lipper Analytical Services. Longer term, the fund's relative performance is also favorable, as it has finished in the top 20% of its category over the three-, five-, and ten-year periods. In addition, Morningstar(TM) has awarded the fund an overall rating of four stars as of August 31, 2000. We believe that these results illustrate the long-term value of the fund's investment strategy, despite the decline in its share price so far in 2000.

Given our focus on larger cap companies in the more developed economies, it is not surprising that Europe and Japan -- and indirectly, the United States -- continue to dominate in terms of their influence on the portfolio. Let's look at each separately:

In Japan, the fund's largest single-country weighting, soft macroeconomic conditions, and low levels of consumer confidence continue to be problematic. Ongoing concerns about the sustainability of the country's economic recovery continue to be a central reason behind this fragile sentiment. The majority of the fund's holdings in Japan are in sectors experiencing significant long-term change such as the electronics, telecom, pharmaceutical, and financial sectors. The Japanese market fared well for most of the first half of the period. By March, however, the worldwide appetite for technology stocks weakened and the Japanese market began to retrace some of its gains. Since the larger Japanese tech companies compete in the global marketplace, the performance of their stocks tended to be correlated with that of their counterparts in the U.S. and Europe. In addition, the continued unwinding of domestic cross-shareholdings had a negative impact on the supply/demand balance in the Japanese equity market.

European markets were influenced by stock market volatility worldwide and the continued rise of global oil prices and interest rates. For the first half of the period, European markets experienced an overwhelmingly positive investment environment. Accelerating economic growth, a strong dollar exchange rate, and healthy merger and acquisition activity helped fuel the market during that time. However, this enthusiastic sentiment turned around abruptly as weakness in the U.S. equity market spread and the European Central Bank began to raise interest rates. Valuations proved unsustainable during the second half of the period, particularly among the technology, media, and telecommunications sectors (commonly referred to as the megasector TMT). And despite the increasing evidence of solid economic recovery all over the continent, the euro exchange rate continued its negative trend.

Q: How much progress have you seen with respect to consolidation and corporate restructuring, two important developments that you have discussed in the past?

A: Restructuring at the corporate level continues to be significant both in Europe and Japan. However, M&A activity has slowed from the last year's fast pace. There are several reasons for this slowdown. First, the global economic upturn has reduced the level of pressure on companies to address structural issues in their businesses. Second, large M&A deals are inherently very complex and difficult to execute. The collapse of several proposed large transactions during this year shows that this cannot be underestimated. And finally, it seems that the regulatory environment for the approval of large deals has become less accommodating, particularly in Europe.

Q: How did you position the portfolio throughout the period?

A: The fund entered the period with an overweight position in the TMT areas. We counterbalanced this exposure with substantial investments in "old economy" stocks, such as producers of industrial commodities and companies undergoing significant corporate restructuring. The fund was underweight in areas such as the retail, financial, and consumer sectors, where we felt that the competitive landscape was becoming increasingly harsh due to the impact of the Internet and the trend toward globalization.

This strategy worked particularly well in the first half of the period as our investments in TMT generally produced outstanding returns. In fact, these were by and large the only sectors that showed absolute gains during a period when investors increased their focus on the so-called new economy. Most old economy stocks, including our investments in companies undergoing significant restructuring and corporate change, performed below expectations during this time.

The broad correction in global equity markets that began in March posed several challenges, including persistent bouts of heightened volatility and a particularly sharp sell-off in TMT stocks. Concerns about interest-rate hikes in the United States, Europe, and even Japan, combined with uncertain growth prospects in these markets, led to a more cautious overall investment environment. The volatility in the TMT area has been a key factor in the fund's underperformance year-to-date. Fortunately, we initiated the process of selective profit-taking during the beginning of the second half of the period. Some of the proceeds were put to work in stocks outside the TMT arena, where attractive opportunities had surfaced in the wake of the market's downturn.

We also reduced our exposure to the more economically sensitive areas of our portfolio, as it became clearer that the central banks in the United States, and to a lesser extent Europe, were committed to slowing economic growth. The proceeds of these sales were largely redeployed to European financials. Stocks in this sector had declined significantly over the past two years as interest rates rose, hopes for further consolidation died down, and the Internet threatened the demise of traditional banking models. Suspecting that this news was fully discounted into stock prices, we increased our position in this area during the spring. We are further encouraged that the recent trend towards reducing capital gains taxes in Europe will allow industry restructuring to once again gain momentum, and that bank managements are beginning to define promising strategies to use the Internet to their advantage.

We continue the process of reducing our exposure to those areas where valuations have become less fundamentally grounded, particularly in TMT. Our actions do not reflect a view that the technological innovation is about to end, however. We continue to commit funds to this area, but we're placing greater emphasis on blue chip companies that we believe are still undervalued in relation to their growth prospects. Our increased stake in optical telecom-infrastructure providers is an example of this strategy.

Q: What are some of the important trends that you feel will drive the performance of the international markets going forward?

A: Although we employ a bottom-up approach to stockpicking, we build the portfolio with a view to the broader trends unfolding within the global economic environment. At present, the construction of the portfolio reflects some of the key themes that we believe will emerge in the year ahead:

o U.S. economic growth will slow, resulting in a global soft landing. As noted, we have increased our exposure to European financials and maintain a somewhat overweight position in technology in anticipation of this development.

o Continental European economic growth will remain strong relative to Japan and the United Kingdom. We remain underweight in the United Kingdom, as well as overweight in France, Germany, and Italy.

o In Japan, the pace and sustainability of economic activity are less predictable. We have decreased our exposure to the region and are maintaining our focus on stock-specific issues as the main driver for performance. Additions in the past year include real estate companies, which are poised to benefit from regulatory reform, and the introduction of a REIT (real estate investment trust) market. We have also added several companies in the pharmaceutical sector, which we believe offer attractive valuations relative to their global peers. We anticipate that Japanese pharmaceutical companies will also benefit from industry restructuring over time. The general process of profit-taking in TMT has led to a reduction in the portfolio's technology holdings in Japan.

o Corporate restructuring will remain a powerful secular trend, resulting in increased profitability for corporations in Europe, Japan, and the Pacific Basin.

o The explosion in mobile telephony, Internet, and PC applications will prove sustainable, and will likely result in continued growth in demand for telecommunications infrastructure, content, and consumer access devices. With an eye towards valuation, we have selectively focused our exposure on well-managed companies poised to be the winners as these trends evolve.

We see two main risks over the next 12 months. The first would be a concerted downturn in the U.S. capital markets, marking the end of a ten-year, bull market run. A downward spiral in U.S. equities, joined by a falling dollar, would clearly not bode well for international markets. The second potential risk is a pickup in inflation, which could result in continued higher interest rates and a hard landing for the global economy. While neither of these outcomes is likely in our opinion, we do expect persistent volatility to rock the markets as these concerns and others continue to occupy investor sentiment. Despite the recent weakness in the overseas markets, however, we believe that investors who stay in the international markets for the long term will ultimately be rewarded by the important changes that continue to transform the overseas economies.

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the Fund and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in the Fund as of December 31, 2000. In addition, the third column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial ownership is based on statements furnished to the Fund by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of the Fund constitute less than 1% of the outstanding shares of each class of the Fund. As a group, the Trustees and officers own less than 1% of the shares of each class of the Fund. All ownership is of Class A shares of the Fund.

                                                                    Aggregate
                                                                  Dollar Value
                                                                   of Holdings
                                                                  in the Kemper
                                                                    Family of
                                                                    Funds For
                                                                   Which Each
                                                       Kemper      Person is a
                                                    International Board Member
                                                        Fund       or Nominee
                                                   -------------- -------------
   John W. Ballantine.............................          0     $   75,486.13
   Lewis A. Burnham...............................      5,255     $1,340,184.39
   Mark S. Casady.................................          0     $   50,562.09
   Linda C. Coughlin..............................          0     $   59,963.12
   Donald L. Dunaway..............................      5,795*    $1,553,693.30
   James R. Edgar.................................          0                 0
   William F. Glavin..............................          0                 0
   Robert B. Hoffman..............................          0     $1,357,197.94
   Donald R. Jones................................          0     $  618,763.72
   Shirley D. Peterson............................        940     $  211,323.08
   Fred B. Renwick................................          0     $   16,183.12
   William P. Sommers.............................        753     $  481,266.32
   John G. Weithers...............................          0     $  153,882.29
   All Trustees and Officers as a Group...........     18,639               N/A

-----------

* 1,679 shares are held by joint ownership. Mr. Dunaway does not have the power to vote 2,045 of these shares.

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

Kemper International Fund

    As of December 31, 2000, 2,163,677 shares in the aggregate, or 6.58% of the outstanding shares of Kemper International Fund, Class A were held in the name of Bear Stearns & Co., 245 Park Avenue, New York, NY 10167 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 628,677 shares in the aggregate, or 5.13% of the outstanding shares of Kemper International Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Mayra Tabbaa, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 262,138 shares in the aggregate, or 6.93% of the outstanding shares of Kemper International Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 450,695 shares in the aggregate, or 11.92% of the outstanding shares of Kemper International Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the exclusive benefit of cus-tomers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 287,969 shares in the aggregate, or 7.62% of the outstanding shares of Kemper International Fund, Class C were held in the name of Banc One Securities, 111 Polaris Parkway, Columbus, OH 43240 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 337,853 shares in the aggregate, or 32.08% of the outstanding shares of Kemper International Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc., 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 682,157 shares in the aggregate, or 64.77% of the outstanding shares of Kemper International Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

Scudder International Fund

    As of December 31, 2000, 11,637,699 shares in the aggregate, or 13.12% of the outstanding shares of Scudder International Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Scudder International Fund's prospectus offering Class A, Class B, Class C and Class I shares dated December 29, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 4, 2001 (File No. 811-00642), is incorporated by reference herein.

     Kemper International Fund's prospectus dated March 1, 2000, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-03136), is incorporated by reference herein.

     Scudder International Fund's statement of additional information offering Class A, Class B, Class C and Class I shares dated December 29, 2000, which was previously filed with the Commission via EDGAR on January 4, 2001 (File No. 811-00642), is incorporated by reference herein.

                                     PART B

                        SCUDDER INTERNATIONAL FUND, INC.

                      -----------------------------------

                      Statement of Additional Information
                                 March 6, 2001

                      -----------------------------------

Acquisition of the Assets of           By and in Exchange for Shares of
Kemper International Fund              Scudder International Fund, a series of
222 South Riverside Plaza              Scudder International Fund, Inc.
Chicago, IL 60606                      (the "Acquiring Corporation")
                                       345 Park Avenue
                                       New York, NY 10154


     This Statement of Additional Information is available to the shareholders of Kemper International Fund in connection with a proposed transaction whereby Scudder International Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper International Fund in exchange for shares of the Scudder International Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Corporation contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Corporation relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder International Fund's statement of additional information offering Class A, Class B, Class C and Class I shares dated December 29, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 4, 2001 (File No. 811-00642) and is incorporated by reference herein.

2. Scudder International Fund's annual report to shareholders for the fiscal year ended August 31, 2000, which was previously filed with the Commission via EDGAR on October 31, 2000 (File No. 811-00642) and is incorporated by reference herein.

3. Kemper International Fund's prospectus dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-03136) and is incorporated by reference herein.

4. Kemper International Fund's statement of additional information dated March 1, 2001, as revised March 16, 2001, which was previously filed with the Commission via EDGAR on March 16, 2001 (File No. 811-03136) and is incorporated by reference herein.

5. Kemper International Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on December 28, 2000 (File No. 811-03136) and is incorporated by reference herein.

6. The financial statements and schedules of Scudder International Fund and Kemper International Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Scudder International Fund at 345 Park Avenue, New York, New York 10154 or by calling Scudder Investor Services, Inc. at 1-800-728-3337.
This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro Forma
Portfolio of Investments*

as of September 30, 2000 (Unaudited)




                                                                                               Scudder           Kemper
                                                                                            International    International
                                                                                              Par/Share        Par/Share
                                                                                               Amount            Amount
                                                                                          ------------------------------------
Repurchase Agreements 2.5%

                                 Repurchase Agreement with Donaldson,                           129,471,000
                                 Lufkin & Jenrette, 6.5%, 10/02/2000


Total Repurchase Agreements (Cost of $129,471,000, $0 and $129,471,000 respectively)


Short Term Investments 2.4%

                                 Deutsche Bank Financial, 10/05/2000                             40,000,000
                                 Deutsche Bank Financial,10/20/2000                              30,000,000
                                 Verizon Network Technology, 6.490%, 11/07/2000                   6,000,000
                                 Verizon Network Funding, 11/28/2000                             30,000,000
                                 Federal Home Loan Bank, 10/02/2000                                               16,600,000
                                 Chase Euro Time Deposit, 6.375%, 10/02/2000                                         234,000


Total Short Term Investments (Cost of $105,514,958, $16,831,141, $122,346,099)


Corporate Bonds 0.0%

          UNITED KINGDOM         British Aerospace PLC, 7.450%, 11/29/2003                        506989 (a)          76,707


Total Corporate Bonds (Cost of $351,328, $0 and $351,328 respectively)


Convertible Bonds 0.2%

              LUXEMBOURG         Eurotunnel Finance Ltd., 04/30/2040                              10,250 (b)


Total Convertible Bonds (Cost of $13,351,889, $0, and $13,351,889 respectively)


Common Stocks 94.9%

               AUSTRALIA    1.3% Broken Hill Proprietary Co., Ltd.                                3,174,894          387,344
                                 WMC Ltd.                                                         4,561,074          589,200
                                 Woodside Petroleum, Ltd.                                         1,124,019          140,100





                 BELGIUM    0.0% Dexia Strip                                                          8,015
                                 Dexia                                                                8,015





                  CANADA    2.1% Canadian National Railway Co.                                    1,557,078          189,700
                                 Nortel Networks Corp.                                              885,317          107,500





                 FINLAND    1.2% Nokia Oyj                                                        1,329,660          163,100





                  FRANCE   18.8% Bouygues                                                           554,350           70,280
                                 AXA SA                                                             323,348           38,846
                                 Christian Dior                                                     790,240          101,100
                                 Banque Nationale de Paris                                          622,879           78,967
                                 Etablissements Economiques du Casino Guichard-Perrachon S.A.       450,360           59,516
                                 Eurotunnel SA                                                   24,681,677        4,754,834
                                 Suez Lyonnaise des Eaux SA                                         383,402           46,373
                                 Lagardere S.C.A.                                                   395,074           49,519
                                 Aventis SA                                                       1,453,595          179,196
                                 Schneider Electric SA                                              367,294           44,100
                                 Total Fina ELF SA                                                  815,528          103,804
                                 Societe BIC SA                                                     714,069          101,018
                                 Dassault Systemes S.A.                                             190,169           23,823
                                 Rhodia SA                                                        2,286,734          283,820
                                 Pinault-Printemps-Redoute SA                                       230,597           29,569




                                                                                           Pro Forma        Scudder         Kemper
                                                                                            Combined  International   International
                                                                                           Par/Share         Market         Market
                                                                                             Amount        Value ($)      Value ($)
                                                                                         -------------------------------------------
Repurchase Agreements 2.5%

                                 Repurchase Agreement with Donaldson,                     129,471,000    129,471,000
                                 Lufkin & Jenrette, 6.5%, 10/02/2000

                                                                                                      ------------------------------
Total Repurchase Agreements (Cost of $129,471,000, $0 and $129,471,000 respectively)                     129,471,000
                                                                                                      ==============================

Short Term Investments 2.4%

                                 Deutsche Bank Financial, 10/05/2000                       40,000,000     39,971,333
                                 Deutsche Bank Financial,10/20/2000                        30,000,000     29,897,875
                                 Verizon Network Technology, 6.490%, 11/07/2000             6,000,000      5,959,917
                                 Verizon Network Funding, 11/28/2000                       30,000,000     29,685,833
                                 Federal Home Loan Bank, 10/02/2000                        16,600,000                    16,597,140
                                 Chase Euro Time Deposit, 6.375%, 10/02/2000                  234,000                       234,000

                                                                                                      ------------------------------
Total Short Term Investments (Cost of $105,514,958, $16,831,141, $122,346,099)                           105,514,958     16,831,140
                                                                                                      ==============================

Corporate Bonds 0.0%

          UNITED KINGDOM         British Aerospace PLC, 7.450%, 11/29/2003                    583,696        725,129        109,711

                                                                                                      ------------------------------
Total Corporate Bonds (Cost of $351,328, $0 and $351,328 respectively)                                       725,129        109,711
                                                                                                      ==============================

Convertible Bonds 0.2%

              LUXEMBOURG         Eurotunnel Finance Ltd., 04/30/2040                           10,250     11,770,065

                                                                                                      ------------------------------
Total Convertible Bonds (Cost of $13,351,889, $0, and $13,351,889 respectively)                           11,770,065
                                                                                                      ==============================

Common Stocks 94.9%

               AUSTRALIA    1.3% Broken Hill Proprietary Co., Ltd.                          3,562,238     33,010,941      4,027,407
                                 WMC Ltd.                                                   5,150,274     18,875,391      2,438,325
                                 Woodside Petroleum, Ltd.                                   1,264,119      8,357,869      1,041,742

                                                                                                      ------------------------------
                                                                                                          60,244,201      7,507,474
                                                                                                      ------------------------------

                 BELGIUM    0.0% Dexia Strip                                                    8,015             71
                                 Dexia                                                          8,015      1,173,426

                                                                                                      ------------------------------
                                                                                                           1,173,497
                                                                                                      ------------------------------

                  CANADA    2.1% Canadian National Railway Co.                              1,746,778     45,750,746      5,573,848
                                 Nortel Networks Corp.                                        992,817     52,731,694      6,402,969

                                                                                                      ------------------------------
                                                                                                          98,482,440     11,976,817
                                                                                                      ------------------------------

                 FINLAND    1.2% Nokia Oyj                                                  1,492,760     53,850,098      6,605,411

                                                                                                      ------------------------------
                                                                                                          53,850,098      6,605,411
                                                                                                      ------------------------------

                  FRANCE   18.8% Bouygues                                                     624,630     27,916,706      3,539,255
                                 AXA SA                                                       362,194     42,206,166      5,070,515
                                 Christian Dior                                               891,340     42,548,935      5,443,533
                                 Banque Nationale de Paris                                    701,846     54,879,885      6,957,531
                                 Etablissements Economiques du Casino Guichard-Perrachon      509,876     27,406,458      3,621,820
                                 Eurotunnel SA                                             29,436,511     21,332,647      4,109,656
                                 Suez Lyonnaise des Eaux SA                                   429,775     59,411,449      7,185,897
                                 Lagardere S.C.A.                                             444,593     23,920,101      2,998,171
                                 Aventis SA                                                 1,632,791    108,969,851     13,433,564
                                 Schneider Electric SA                                        411,394     23,128,958      2,777,032
                                 Total Fina ELF SA                                            919,332    119,252,479     15,178,981
                                 Societe BIC SA                                               815,087     26,683,492      3,774,863
                                 Dassault Systemes S.A.                                       213,992     15,455,358      1,936,136
                                 Rhodia SA                                                  2,570,554     24,826,627      3,081,379
                                 Pinault-Printemps-Redoute SA                                 260,166     40,573,322      5,202,637




                                                                                            Pro Forma
                                                                                            Combined
                                                                                             Market
                                                                                            Value ($)
                                                                                        -----------------
Repurchase Agreements 2.5%

                                 Repurchase Agreement with Donaldson,                       129,471,000
                                 Lufkin & Jenrette, 6.5%, 10/02/2000

                                                                                        ----------------
Total Repurchase Agreements (Cost of $129,471,000, $0 and $129,471,000 respectively)        129,471,000   2.51%
                                                                                        ================

Short Term Investments 2.4%

                                 Deutsche Bank Financial, 10/05/2000                         39,971,333
                                 Deutsche Bank Financial,10/20/2000                          29,897,875
                                 Verizon Network Technology, 6.490%, 11/07/2000               5,959,917
                                 Verizon Network Funding, 11/28/2000                         29,685,833
                                 Federal Home Loan Bank, 10/02/2000                          16,597,140
                                 Chase Euro Time Deposit, 6.375%, 10/02/2000                    234,000

                                                                                        ----------------
Total Short Term Investments (Cost of $105,514,958, $16,831,141, $122,346,099)              122,346,098   2.37%
                                                                                        ================

Corporate Bonds 0.0%

          UNITED KINGDOM         British Aerospace PLC, 7.450%, 11/29/2003                      834,840

                                                                                        ----------------
Total Corporate Bonds (Cost of $351,328, $0 and $351,328 respectively)                          834,840   0.02%
                                                                                        ================

Convertible Bonds 0.2%

              LUXEMBOURG         Eurotunnel Finance Ltd., 04/30/2040                         11,770,065

                                                                                        ----------------
Total Convertible Bonds (Cost of $13,351,889, $0, and $13,351,889 respectively)              11,770,065   0.23%
                                                                                        ================

Common Stocks 94.9%

               AUSTRALIA    1.3% Broken Hill Proprietary Co., Ltd.                           37,038,348
                                 WMC Ltd.                                                    21,313,716
                                 Woodside Petroleum, Ltd.                                     9,399,611

                                                                                        ----------------
                                                                                             67,751,675   1.31%
                                                                                        ----------------

                 BELGIUM    0.0% Dexia Strip                                                         71
                                 Dexia                                                        1,173,426

                                                                                        ----------------
                                                                                              1,173,497   0.02%
                                                                                        ----------------

                  CANADA    2.1% Canadian National Railway Co.                               51,324,594
                                 Nortel Networks Corp.                                       59,134,663

                                                                                        ----------------
                                                                                            110,459,257   2.14%
                                                                                        ----------------

                 FINLAND    1.2% Nokia Oyj                                                   60,455,509

                                                                                        ----------------
                                                                                             60,455,509   1.17%
                                                                                        ----------------

                  FRANCE   18.8% Bouygues                                                    31,455,961
                                 AXA SA                                                      47,276,681
                                 Christian Dior                                              47,992,468
                                 Banque Nationale de Paris                                   61,837,416
                                 Etablissements Economiques du Casino Guichard-Perrachon     31,028,278
                                 Eurotunnel SA                                               25,442,303
                                 Suez Lyonnaise des Eaux SA                                  66,597,346
                                 Lagardere S.C.A.                                            26,918,272
                                 Aventis SA                                                 122,403,415
                                 Schneider Electric SA                                       25,905,990
                                 Total Fina ELF SA                                          134,431,460
                                 Societe BIC SA                                              30,458,355
                                 Dassault Systemes S.A.                                      17,391,494
                                 Rhodia SA                                                   27,908,006
                                 Pinault-Printemps-Redoute SA                                45,775,959





                                                                                               Scudder           Kemper
                                                                                            International    International
                                                                                              Par/Share        Par/Share
                                                                                               Amount            Amount
                                                                                          ------------------------------------

                                 Compagnie Generale d'Industrie et de Participations                212,783           25,954
                                 Credit Lyonnais SA                                               1,010,969          128,552
                                 Accor SA                                                           382,913           45,946
                                 STMicroelectronics                                               1,184,662          145,644
                                 Alcatel                                                          1,280,221          147,791





                 GERMANY   11.2% Bayerische Hypo-und Vereinsbank                                    820,505          101,416
                                 Commerzbank AG                                                     578,818           73,180
                                 SAP AG                                                               8,463
                                 SAP AG Vorzug                                                      123,765           16,404
                                 E.On AG                                                          2,165,199          272,666
                                 Metro AG                                                           597,400           74,100
                                 Bayer AG                                                         1,140,192          144,899
                                 Allianz AG                                                         158,668           19,535
                                 Muenchener Rueckversicherungs-Gesellschaft AG                      173,831           21,639
                                 Heidelberger Druckmaschinen AG                                     119,282
                                 ERGO Versicherungs Gruppe AG                                       214,903           24,325
                                 Siemens AG                                                         414,108           49,281
                                 Celanese AG                                                         95,341           15,396
                                 Dresdner Bank AG                                                 1,079,104          134,319





               HONG KONG    1.3% China Mobile                                                     3,581,000          440,000
                                 Legend Holdings Ltd.                                            12,252,000        1,288,000
                                 Li and Fung Limited                                              1,704,000          228,000
                                 Hutchison Whampoa, Ltd.                                          1,690,300          205,600





                   ITALY    5.8% Alleanza Assicurazioni SpA                                       1,440,400          184,300
                                 Assicurazioni Generali                                           1,713,000          204,400
                                 Banco Intesa SpA                                                11,668,959        1,396,835
                                 Mediobanca SpA                                                   5,445,400          682,600
                                 Riunione Adriatica di Sicurta SpA                                2,772,450          343,250
                                 Holding di Partecipazioni Industraili SpA                        9,732,500        1,215,600
                                 San Paolo - IMI S.p.A.                                           2,386,500          307,700





                   JAPAN   23.3% NTT Docomo, Inc.                                                     2,564              309
                                 Chugai Pharmaceutical Co., Ltd.                                  2,512,000          315,000
                                 DDI Corp.                                                            2,033              259
                                 Daiwa Securities Co., Inc.                                       2,489,000          319,000
                                 Mizuho Holdings, Inc.                                                9,440            1,150
                                 East Japan Railway Co.                                               8,530            1,015
                                 Fujisawa Pharmaceutical Co.                                        325,000           49,000
                                 Fujitsu, Ltd.                                                    2,051,000          251,000
                                 Kyocera Corp.                                                      313,000           38,000
                                 Matsushita Electric Industrial Co., Ltd.                         2,218,000          270,000
                                 Mitsubishi Estate Co., Ltd.                                      2,588,000          332,000
                                 Mitsui Fudosan Co., Ltd.                                         3,614,000          440,000
                                 Sakura Bank, Ltd.                                                7,116,000          859,000
                                 Murata Manufacturing Co., Ltd.                                     238,600           28,900
                                 Nintendo Co., Ltd.                                                 238,400           28,600
                                 Nikko Securities Co., Ltd.                                       3,138,000          381,000
                                 NEC Corp.                                                        2,173,000          269,000
                                 Nippon Telegraph & Telephone Corp.                                   1,318              159
                                 Nissan Motor Co., Ltd.                                           4,966,000          624,000
                                 Nomura Securities Co., Ltd.                                      2,494,000          316,000
                                 Rohm Company Ltd.                                                   13,800            1,700
                                 Sankyo Co., Ltd.                                                 1,958,000          235,000
                                 Sanyo Electric Co., Ltd.                                         2,943,000          369,000
                                 Sony Corp.                                                         354,500           59,800
                                 Sony Corp. (ADR)                                                   133,400
                                 Sumitomo Electric Industries, Ltd.                               2,098,000          260,000
                                 TDK Corp.                                                                               600
                                 Toshiba Corp.                                                    5,346,000          656,000
                                 Yamanouchi Pharmaceutical Co., Ltd.                                876,000           90,000





                   KOREA    1.1% SK Telecom Co., Ltd.                                               139,540           17,290
                                 Samsung Electronics Co.                                             79,910            9,820





                                                                                           Pro Forma        Scudder         Kemper
                                                                                            Combined  International   International
                                                                                           Par/Share         Market         Market
                                                                                             Amount        Value ($)      Value ($)
                                                                                         -------------------------------------------
                                 Compagnie Generale d'Industrie et de Participations          238,737      9,345,667      1,139,929
                                 Credit Lyonnais SA                                         1,139,521     36,824,080      4,682,447
                                 Accor SA                                                     428,859     14,204,089      1,704,359
                                 STMicroelectronics                                         1,330,306     58,039,349      7,135,439
                                 Alcatel                                                    1,428,012     81,859,100      9,449,961

                                                                                                      ------------------------------
                                                                                                         858,784,719    108,423,105
                                                                                                      ------------------------------

                 GERMANY   11.2% Bayerische Hypo-und Vereinsbank                              921,921     44,865,957      5,545,519
                                 Commerzbank AG                                               651,998     17,152,417      2,168,581
                                 SAP AG                                                         8,463      1,627,140
                                 SAP AG Vorzug                                                140,169     30,344,966      4,021,968
                                 E.On AG                                                    2,437,865    111,520,492     14,043,904
                                 Metro AG                                                     671,500     24,447,092      3,032,356
                                 Bayer AG                                                   1,285,091     42,134,323      5,354,555
                                 Allianz AG                                                   178,203     51,986,691      6,400,535
                                 Muenchener Rueckversicherungs-Gesellschaft AG                195,470     51,665,560      6,431,483
                                 Heidelberger Druckmaschinen AG                               119,282      6,669,729
                                 ERGO Versicherungs Gruppe AG                                 239,228     32,125,966      3,636,357
                                 Siemens AG                                                   463,389     53,231,193      6,334,788
                                 Celanese AG                                                  110,737      1,635,473        264,102
                                 Dresdner Bank AG                                           1,213,423     46,967,179      5,846,132

                                                                                                      ------------------------------
                                                                                                         516,374,178     63,080,280
                                                                                                      ------------------------------

               HONG KONG    1.3% China Mobile                                               4,021,000     23,883,285      2,934,556
                                 Legend Holdings Ltd.                                      13,540,000     11,628,538      1,222,458
                                 Li and Fung Limited                                        1,932,000      3,595,190        481,047
                                 Hutchison Whampoa, Ltd.                                    1,895,900     22,438,330      2,729,291

                                                                                                      ------------------------------
                                                                                                          61,545,343      7,367,352
                                                                                                      ------------------------------

                   ITALY    5.8% Alleanza Assicurazioni SpA                                 1,624,700     19,055,414      2,438,151
                                 Assicurazioni Generali                                     1,917,400     55,067,950      6,570,863
                                 Banco Intesa SpA                                          13,065,794     44,973,591      5,383,572
                                 Mediobanca SpA                                             6,128,000     57,774,930      7,242,290
                                 Riunione Adriatica di Sicurta SpA                          3,115,700     36,432,922      4,510,668
                                 Holding di Partecipazioni Industraili SpA                 10,948,100     12,789,533      1,597,427
                                 San Paolo - IMI S.p.A.                                     2,694,200     38,769,935      4,998,747

                                                                                                      ------------------------------
                                                                                                         264,864,275     32,741,718
                                                                                                      ------------------------------

                   JAPAN   23.3% NTT Docomo, Inc.                                               2,873     73,514,613      8,859,600
                                 Chugai Pharmaceutical Co., Ltd.                            2,827,000     45,607,251      5,719,062
                                 DDI Corp.                                                      2,292     13,350,259      1,700,795
                                 Daiwa Securities Co., Inc.                                 2,808,000     29,167,249      3,738,189
                                 Mizuho Holdings, Inc.                                         10,590     77,706,252      9,466,334
                                 East Japan Railway Co.                                         9,545     47,415,187      5,642,018
                                 Fujisawa Pharmaceutical Co.                                  374,000     11,963,559      1,803,737
                                 Fujitsu, Ltd.                                              2,302,000     47,613,855      5,826,952
                                 Kyocera Corp.                                                351,000     47,766,371      5,799,112
                                 Matsushita Electric Industrial Co., Ltd.                   2,488,000     58,055,309      7,067,148
                                 Mitsubishi Estate Co., Ltd.                                2,920,000     26,952,349      3,457,566
                                 Mitsui Fudosan Co., Ltd.                                   4,054,000     45,258,565      5,510,174
                                 Sakura Bank, Ltd.                                          7,975,000     53,047,503      6,403,570
                                 Murata Manufacturing Co., Ltd.                               267,500     32,881,428      3,982,704
                                 Nintendo Co., Ltd.                                           267,000     43,503,811      5,218,997
                                 Nikko Securities Co., Ltd.                                 3,519,000     27,862,375      3,382,908
                                 NEC Corp.                                                  2,442,000     49,340,686      6,107,982
                                 Nippon Telegraph & Telephone Corp.                             1,477     12,921,569      1,558,824
                                 Nissan Motor Co., Ltd.                                     5,590,000     28,476,878      3,578,246
                                 Nomura Securities Co., Ltd.                                2,810,000     54,207,362      6,868,294
                                 Rohm Company Ltd.                                             15,500      3,779,301        465,566
                                 Sankyo Co., Ltd.                                           2,193,000     43,553,367      5,227,294
                                 Sanyo Electric Co., Ltd.                                   3,312,000     25,858,768      3,242,231
                                 Sony Corp.                                                   414,300     35,935,257      6,061,857
                                 Sony Corp. (ADR)                                             133,400     13,465,063
                                 Sumitomo Electric Industries, Ltd.                         2,358,000     36,189,142      4,484,832
                                 TDK Corp.                                                        600                        76,027
                                 Toshiba Corp.                                              6,002,000     43,066,648      5,284,647
                                 Yamanouchi Pharmaceutical Co., Ltd.                          966,000     42,130,966      4,328,524

                                                                                                      ------------------------------
                                                                                                       1,070,590,943    130,863,190
                                                                                                      ------------------------------

                   KOREA    1.1% SK Telecom Co., Ltd.                                         156,830     34,035,672      4,217,262
                                 Samsung Electronics Co.                                       89,730     14,475,021      1,778,810

                                                                                                      ------------------------------
                                                                                                          48,510,693      5,996,072
                                                                                                      ------------------------------


                                                                                            Pro Forma
                                                                                            Combined
                                                                                             Market
                                                                                            Value ($)
                                                                                        -----------------
                                 Compagnie Generale d'Industrie et de Participations         10,485,596
                                 Credit Lyonnais SA                                          41,506,527
                                 Accor SA                                                    15,908,448
                                 STMicroelectronics                                          65,174,788
                                 Alcatel                                                     91,309,061

                                                                                        ----------------
                                                                                            967,207,824  18.75%
                                                                                        ----------------

                 GERMANY   11.2% Bayerische Hypo-und Vereinsbank                             50,411,476
                                 Commerzbank AG                                              19,320,998
                                 SAP AG                                                       1,627,140
                                 SAP AG Vorzug                                               34,366,934
                                 E.On AG                                                    125,564,396
                                 Metro AG                                                    27,479,448
                                 Bayer AG                                                    47,488,878
                                 Allianz AG                                                  58,387,226
                                 Muenchener Rueckversicherungs-Gesellschaft AG               58,097,043
                                 Heidelberger Druckmaschinen AG                               6,669,729
                                 ERGO Versicherungs Gruppe AG                                35,762,323
                                 Siemens AG                                                  59,565,981
                                 Celanese AG                                                  1,899,575
                                 Dresdner Bank AG                                            52,813,311

                                                                                        ----------------
                                                                                            579,454,458  11.24%
                                                                                        ----------------

               HONG KONG    1.3% China Mobile                                                26,817,841
                                 Legend Holdings Ltd.                                        12,850,996
                                 Li and Fung Limited                                          4,076,237
                                 Hutchison Whampoa, Ltd.                                     25,167,621

                                                                                        ----------------
                                                                                             68,912,695   1.34%
                                                                                        ----------------

                   ITALY    5.8% Alleanza Assicurazioni SpA                                  21,493,565
                                 Assicurazioni Generali                                      61,638,813
                                 Banco Intesa SpA                                            50,357,163
                                 Mediobanca SpA                                              65,017,220
                                 Riunione Adriatica di Sicurta SpA                           40,943,590
                                 Holding di Partecipazioni Industraili SpA                   14,386,960
                                 San Paolo - IMI S.p.A.                                      43,768,682

                                                                                        ----------------
                                                                                            297,605,993   5.77%
                                                                                        ----------------

                   JAPAN   23.3% NTT Docomo, Inc.                                            82,374,213
                                 Chugai Pharmaceutical Co., Ltd.                             51,326,313
                                 DDI Corp.                                                   15,051,054
                                 Daiwa Securities Co., Inc.                                  32,905,438
                                 Mizuho Holdings, Inc.                                       87,172,586
                                 East Japan Railway Co.                                      53,057,205
                                 Fujisawa Pharmaceutical Co.                                 13,767,296
                                 Fujitsu, Ltd.                                               53,440,807
                                 Kyocera Corp.                                               53,565,483
                                 Matsushita Electric Industrial Co., Ltd.                    65,122,457
                                 Mitsubishi Estate Co., Ltd.                                 30,409,915
                                 Mitsui Fudosan Co., Ltd.                                    50,768,739
                                 Sakura Bank, Ltd.                                           59,451,073
                                 Murata Manufacturing Co., Ltd.                              36,864,132
                                 Nintendo Co., Ltd.                                          48,722,808
                                 Nikko Securities Co., Ltd.                                  31,245,283
                                 NEC Corp.                                                   55,448,668
                                 Nippon Telegraph & Telephone Corp.                          14,480,393
                                 Nissan Motor Co., Ltd.                                      32,055,124
                                 Nomura Securities Co., Ltd.                                 61,075,656
                                 Rohm Company Ltd.                                            4,244,867
                                 Sankyo Co., Ltd.                                            48,780,661
                                 Sanyo Electric Co., Ltd.                                    29,100,999
                                 Sony Corp.                                                  41,997,114
                                 Sony Corp. (ADR)                                            13,465,063
                                 Sumitomo Electric Industries, Ltd.                          40,673,974
                                 TDK Corp.                                                       76,027
                                 Toshiba Corp.                                               48,351,295
                                 Yamanouchi Pharmaceutical Co., Ltd.                         46,459,490

                                                                                        ----------------
                                                                                          1,201,454,133  23.30%
                                                                                        ----------------

                   KOREA    1.1% SK Telecom Co., Ltd.                                        38,252,934
                                 Samsung Electronics Co.                                     16,253,831

                                                                                        ----------------
                                                                                             54,506,765   1.06%
                                                                                        ----------------



                                                                                               Scudder           Kemper
                                                                                            International    International
                                                                                              Par/Share        Par/Share
                                                                                               Amount            Amount
                                                                                          ------------------------------------
             NETHERLANDS    5.0% VNU NV                                                             467,520           58,710
                                 ABN AMRO Holding N.V.                                            2,792,590          339,190
                                 Heineken                                                           581,800           70,400
                                 Akzo Nobel N.V.                                                    507,110           64,970
                                 Equant N.V.                                                        646,800           80,200
                                 Laurus NV                                                          855,700          124,520
                                 Fortis (NL) NV                                                     506,800           62,100
                                 Gucci Group N.V. (New York Shares)                                 406,880           52,200





               SINGAPORE    0.3% Chartered Semiconductor                                            224,500           28,800





                   SPAIN    0.9% Telefonica SA                                                    2,190,389          252,871





                  SWEDEN    1.2% Ericsson LM                                                      3,489,980          415,300





             SWITZERLAND    3.9% Nestle SA                                                           35,448            4,320
                                 Roche Holding AG                                                     3,286              417
                                 Schweizerische Rueckversicherungs-Gesellschaft                      12,140            1,550
                                 UBS AG                                                             405,567           49,776





                  TAIWAN    0.6% Hon Hai Precision Industry Co., Ltd.                                   120
                                 Taiwan Semiconductor Manufacturing Co.                           3,827,406          453,860
                                 United Microelectronics Corp., Ltd.                              5,027,900          596,300
                                 GigaMedia Ltd.                                                     382,327           51,900





          UNITED KINGDOM   16.9% EMI Group PLC                                                    4,435,885          528,017
                                 ARM Holdings PLC                                                 1,474,084          169,245
                                 BOC Group PLC                                                    2,455,683          278,284
                                 British Airways PLC                                              4,228,209          541,314
                                 SmithKline Beecham PLC                                           1,916,591          239,794
                                 Cable and Wireless PLC                                           2,483,180          311,855
                                 Reuters Group PLC                                                3,793,230          474,473
                                 Diageo PLC                                                       4,333,100          544,800
                                 Bae Systems PLC                                                  6,700,374          792,782
                                 Glaxo Wellcome PLC                                                 847,033          106,540
                                 Prudential Corp. PLC                                             2,882,592          357,332
                                 Rio Tinto PLC                                                    3,972,225          506,109
                                 Vodafone AirTouch PLC                                           29,195,755        3,637,425
                                 Reed International PLC                                           7,102,700          843,701
                                 Rentokil Initial PLC                                             5,048,602          617,257
                                 BP Amoco PLC                                                     8,443,909        1,028,969
                                 Shell Transport & Trading PLC                                    9,227,477        1,124,454
                                 Granada Media PLC                                                2,591,676          311,519


(a) Par in British pounds.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.





                                                                                           Pro Forma        Scudder         Kemper
                                                                                            Combined  International   International
                                                                                           Par/Share         Market         Market
                                                                                             Amount        Value ($)      Value ($)
                                                                                         -------------------------------------------

             NETHERLANDS    5.0% VNU NV                                                       526,230     23,502,771      2,951,420
                                 ABN AMRO Holding N.V.                                      3,131,780     65,021,221      7,897,524
                                 Heineken                                                     652,200     32,326,470      3,911,625
                                 Akzo Nobel N.V.                                              572,080     21,378,345      2,738,954
                                 Equant N.V.                                                  727,000     23,530,870      2,917,711
                                 Laurus NV                                                    980,220      7,320,442      1,065,258
                                 Fortis (NL) NV                                               568,900     15,509,939      1,900,488
                                 Gucci Group N.V. (New York Shares)                           459,080     41,044,020      5,265,675

                                                                                                      ------------------------------
                                                                                                         229,634,078     28,648,655
                                                                                                      ------------------------------

               SINGAPORE    0.3% Chartered Semiconductor                                      253,300     13,624,344      1,747,800

                                                                                                      ------------------------------
                                                                                                          13,624,344      1,747,800
                                                                                                      ------------------------------

                   SPAIN    0.9% Telefonica SA                                              2,443,260     43,369,220      5,006,790

                                                                                                      ------------------------------
                                                                                                          43,369,220      5,006,790
                                                                                                      ------------------------------

                  SWEDEN    1.2% Ericsson LM                                                3,905,280     53,059,576      6,313,974

                                                                                                      ------------------------------
                                                                                                          53,059,576      6,313,974
                                                                                                      ------------------------------

             SWITZERLAND    3.9% Nestle SA                                                     39,768     73,862,823      9,001,563
                                 Roche Holding AG                                               3,703     28,909,649      3,668,692
                                 Schweizerische Rueckversicherungs-Gesellschaft                13,690     23,188,053      2,960,583
                                 UBS AG                                                       455,343     53,991,092      6,626,428

                                                                                                      ------------------------------
                                                                                                         179,951,617     22,257,266
                                                                                                      ------------------------------

                  TAIWAN    0.6% Hon Hai Precision Industry Co., Ltd.                             120            789
                                 Taiwan Semiconductor Manufacturing Co.                     4,281,266     12,708,733      1,507,022
                                 United Microelectronics Corp., Ltd.                        5,624,200     10,755,381      1,275,569
                                 GigaMedia Ltd.                                               434,227      3,082,511        418,444

                                                                                                      ------------------------------
                                                                                                          26,547,414      3,201,035
                                                                                                      ------------------------------

          UNITED KINGDOM   16.9% EMI Group PLC                                              4,963,902     35,319,843      4,204,230
                                 ARM Holdings PLC                                           1,643,329     16,344,997      1,876,629
                                 BOC Group PLC                                              2,733,967     32,407,096      3,672,451
                                 British Airways PLC                                        4,769,523     17,815,067      2,280,764
                                 SmithKline Beecham PLC                                     2,156,385     26,183,014      3,275,884
                                 Cable and Wireless PLC                                     2,795,035     35,332,980      4,437,364
                                 Reuters Group PLC                                          4,267,703     71,703,768      8,969,006
                                 Diageo PLC                                                 4,877,900     38,622,448      4,855,994
                                 Bae Systems PLC                                            7,493,156     36,060,910      4,266,693
                                 Glaxo Wellcome PLC                                           953,573     25,578,499      3,217,269
                                 Prudential Corp. PLC                                       3,239,924     39,231,025      4,863,158
                                 Rio Tinto PLC                                              4,478,334     57,457,619      7,320,788
                                 Vodafone AirTouch PLC                                     32,833,180    108,699,080     13,542,542
                                 Reed International PLC                                     7,946,401     56,239,640      6,680,479
                                 Rentokil Initial PLC                                       5,665,859     11,296,518      1,381,146
                                 BP Amoco PLC                                               9,472,878     74,952,274      9,133,633
                                 Shell Transport & Trading PLC                             10,351,931     74,968,591      9,135,621
                                 Granada Media PLC                                          2,903,195     17,234,631      2,071,600

                                                                                                      ------------------------------
                                                                                                         775,448,000     95,185,251
                                                                                                      ------------------------------



Total Common Stocks (Cost of $3,771,533,319, $504,941,661, $4,276,474,980 respectively)                4,356,054,636    536,922,190



------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost of $4,020,222,494, $521,772,802 and 4,541,995,296 respectively)       4,603,535,788    553,863,041
====================================================================================================================================

(a) Par in British pounds.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.




                                                                                            Pro Forma
                                                                                            Combined
                                                                                             Market
                                                                                            Value ($)
                                                                                        -----------------
             NETHERLANDS    5.0% VNU NV                                                      26,454,191
                                 ABN AMRO Holding N.V.                                       72,918,745
                                 Heineken                                                    36,238,095
                                 Akzo Nobel N.V.                                             24,117,299
                                 Equant N.V.                                                 26,448,581
                                 Laurus NV                                                    8,385,700
                                 Fortis (NL) NV                                              17,410,427
                                 Gucci Group N.V. (New York Shares)                          46,309,695

                                                                                        ----------------
                                                                                            258,282,733   5.01%
                                                                                        ----------------

               SINGAPORE    0.3% Chartered Semiconductor                                     15,372,144

                                                                                        ----------------
                                                                                             15,372,144   0.30%
                                                                                        ----------------

                   SPAIN    0.9% Telefonica SA                                               48,376,010

                                                                                        ----------------
                                                                                             48,376,010   0.94%
                                                                                        ----------------

                  SWEDEN    1.2% Ericsson LM                                                 59,373,550

                                                                                        ----------------
                                                                                             59,373,550   1.15%
                                                                                        ----------------

             SWITZERLAND    3.9% Nestle SA                                                   82,864,386
                                 Roche Holding AG                                            32,578,341
                                 Schweizerische Rueckversicherungs-Gesellschaft              26,148,636
                                 UBS AG                                                      60,617,520

                                                                                        ----------------
                                                                                            202,208,883   3.92%
                                                                                        ----------------

                  TAIWAN    0.6% Hon Hai Precision Industry Co., Ltd.                               789
                                 Taiwan Semiconductor Manufacturing Co.                      14,215,755
                                 United Microelectronics Corp., Ltd.                         12,030,950
                                 GigaMedia Ltd.                                               3,500,955

                                                                                        ----------------
                                                                                             29,748,449   0.58%
                                                                                        ----------------

          UNITED KINGDOM   16.9% EMI Group PLC                                               39,524,073
                                 ARM Holdings PLC                                            18,221,626
                                 BOC Group PLC                                               36,079,547
                                 British Airways PLC                                         20,095,831
                                 SmithKline Beecham PLC                                      29,458,898
                                 Cable and Wireless PLC                                      39,770,344
                                 Reuters Group PLC                                           80,672,774
                                 Diageo PLC                                                  43,478,442
                                 Bae Systems PLC                                             40,327,603
                                 Glaxo Wellcome PLC                                          28,795,768
                                 Prudential Corp. PLC                                        44,094,183
                                 Rio Tinto PLC                                               64,778,407
                                 Vodafone AirTouch PLC                                      122,241,622
                                 Reed International PLC                                      62,920,119
                                 Rentokil Initial PLC                                        12,677,664
                                 BP Amoco PLC                                                84,085,907
                                 Shell Transport & Trading PLC                               84,104,212
                                 Granada Media PLC                                           19,306,231

                                                                                        ----------------
                                                                                            870,633,251  16.88%
                                                                                        ----------------


                                                                                        ----------------
Total Common Stocks (Cost of $3,771,533,319, $504,941,661, $4,276,474,980 respectively)   4,892,976,826  94.87%
                                                                                        ================


------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost of $4,020,222,494, $521,772,802 and 4,541,995,296
respectively)                                                                             5,157,398,829 100.00%
====================================================================================================================================

(a) Par in British pounds.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

*   It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability of the investment manager of the Acquiring Fund to buy or sell securities in the normal course of such Fund's business and operations.



Thank you
                                           for mailing your proxy card promptly!

================================================================================

                              We appreciate your

                            continuing support and

                            look forward to serving

                         your future investment needs.

--------------------------------------------------------------------------------

Kemper Funds

================================================================================
Kemper International Fund



                                                             KP International #2
--------------------------------------------------------------------------------

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                           KEMPER INTERNATIONAL FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder International Fund, (ii) each shareholder of the Fund would receive shares of Scudder International Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's buildings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE